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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 1998
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      Creative Master International, Inc., formerly Davin Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


     33-18521-NY                                         11-2854355
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(Commission File Number)                       (IRS Employer Identification No.)


Casey Ind. Bldg., 8th Floor,  18 Bedford Rd., Taikoktsui, Kowloon, Hong Kong
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(Address of principal executive offices)                              (Zip Code)

461 Beach 124 Street, Belle Harbor , New York                    11694
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(Former name or former address)                                       (Zip Code)

Registrant's telephone number, including area code:  (852) 2396-0147
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                                Page 1 of 4 pages


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ITEM 4.      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              1. Effective April 30, 1998, Greenberg & Company, LLC. ("Greenberg") resigned as the principal independent accountants of the Company. The Company's Board of Directors approved the appointment of Arthur Andersen & Co. as its new independent accountants on April 30, 1998.

                 Greenberg's report on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer, or was modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Greenberg on any matter of accounting principles, or financial statements or auditing scope or procedure.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)          Exhibits

                           16.      Letter from Greenberg & Company, LLC. to the
                                    SEC.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 5, 1998                      CREATIVE MASTER INTERNATIONAL, INC.



                                           By:   /s/ Carl Ka Wing Tong
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                                           Carl Ka Wing Tong
                                           Chief Executive Officer and President